UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2024

Kiniksa Pharmaceuticals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

(N/A)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Kiniksa Proposes Redomiciliation from Bermuda to the United Kingdom

On March 29, 2024, Kiniksa Pharmaceuticals, Ltd. (the “Company” and, together with its consolidated subsidiaries, “Kiniksa”) announced that it intends to change the place of incorporation of Kiniksa’s principal holding company from Bermuda to the United Kingdom (the “Redomiciliation”).

Subject to the approval of a scheme of arrangement (the “Scheme”) by the Company’s shareholders and the Supreme Court of Bermuda, the Redomiciliation will result in the creation of a newly formed public holding company which will be organized in the United Kingdom (“New Kiniksa”). Pursuant to the Scheme, the Company’s issued and outstanding common shares will be cancelled and Company shareholders will receive new shares from New Kiniksa on a one-for-one basis.

Kiniksa has determined that Bermuda is no longer the most desirable jurisdiction for Kiniksa’s principal holding company’s place of incorporation and believes that redomiciling Kiniksa’s principal holding company from Bermuda to a country with a more expansive tax treaty with the United States would be in the best interests of shareholders, employees and other stakeholders. Kiniksa believes that moving the place of incorporation of its principal holding company to the United Kingdom by way of the Redomiciliation is the best available option.

Kiniksa does not expect the Redomiciliation will have any material impact on its financial results. Kiniksa would continue be subject to the same reporting obligations with the U.S. Securities and Exchange Commission. New Kiniksa’s Class A ordinary shares would be expected to continue to trade on the Nasdaq Global Select Market under the ticker symbol “KNSA”. Full details of the proposed Redomiciliation, and the associated benefits and risks, will be provided to shareholders in a proxy statement with respect to a shareholders’ meeting. If approved, the Company expects to complete the Redomiciliation in the second half of 2024.

The Company intends to petition the Supreme Court of Bermuda to order the calling of a meeting of holders of the Company’s four classes of common shares to approve the Scheme. As part of this process, the Company has chosen to distribute a Practice Statement Letter to shareholders in advance of a directions hearing before the Supreme Court of Bermuda, which is anticipated to take place at 9:30am (AST) on April 19, 2024. The Practice Statement Letter contains information relating to the Scheme and the judicial processes required to effect the Redomiciliation under Bermuda law.

A copy of the Practice Statement Letter is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts contained in this Current Report on Form 8-K including statements with respect to the business of Kiniksa and Kiniksa’s intention to change the place of incorporation of its principal holding company from Bermuda to the United Kingdom (the “Redomiciliation”) are forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. The forward-looking statements in this Current Report on Form 8-K are only predictions. We have based these forward-looking statements largely on our current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results , performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation, the following: our ability to obtain the approval of Kiniksa shareholders for the Redomiciliation and the resolutions proposed at related meetings of our shareholders, our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

These and other important factors discussed in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” contained therein, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. Except as required by law, we do not assume and specifically disclaim any obligation to update any forward-looking statements, whether as a result of any new information, future events, changed circumstances or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, Kiniksa plans to file with the SEC and mail or otherwise provide to is shareholders a proxy statement regarding the proposed Redomiciliation.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND SCHEME OF ARRANGEMENT (COLLECTIVELY, THE “SCHEME DOCUMENTS”) AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT KINIKSA WILL FILE WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE REDOMICILIATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION.

Any vote in respect of resolutions to be proposed at a Company shareholder meeting to approve the Redomiciliation or related matters, or other responses in relation to the Redomiciliation, should be made only on the basis of the information contained in the Company’s proxy statement. Kiniksa shareholders may obtain free copies of the Scheme Documents and other relevant materials (when they become available) and other documents filed by Kiniksa through the website maintained by SEC at www.sec.gov. Copies of the Scheme Documents (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be accessed, without charge, via Kiniksa’s Internet website at www.kiniksa.com.

Participants in Solicitation

Kiniksa and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Kiniksa’s directors and executive officers will be available in its proxy statement to be filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Scheme Documents and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Practice Statement Letter dated as of March 29, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: March 29, 2024	/s/ Madelyn Zeylikman
Madelyn Zeylikman
Senior Vice President, General Counsel and Secretary